SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                          Date of Report: May 22, 2007





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             22-3328734
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 (State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)

One Penn Plaza, Suite 1612, New York, NY                                 10119
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

On May 18, 2007 James Grainer resigned from his position as GreenShift's Chief Financial Officer, effective on May 22, 2007. Mr. Grainer will continue to provide services to GreenShift on a consulting basis in order to facilitate an orderly transition.

The Board of Directors thereupon appointed Jacqueline Flynn to serve as Acting Chief Financial Officer. Information about Ms. Flynn follows.


     Jacqueline Flynn has twenty years experience in financial accounting for both public and private companies. Ms. Flynn has been employed since 2006 as Controller of GS Ethanol, a subsidiary of GreenShift Corporation. From 2002 to 2005, Ms. Flynn was employed as Chief Financial Officer by Accent Mortgage Company of Alpharetta, Georgia. During the three years prior to 2002 Ms. Flynn was employed by Lahaina Acquisitions, Inc., a public company that owned Accent Mortgage Company during that period. She was employed by Lahaina Acquisitions first as Controller and then as Chief Financial Officer. Ms. Flynn was awarded an M.B.A. in 1994 by Brenau University. She is 41 years old.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GREENSHIFT CORPORATION



                   /S/      Kevin Kreisler
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                            Kevin Kreisler
                            Chief Executive Officer
Date:                       May 25, 2007